KBW Texas Field Trip May 2017 David Brooks, Chairman, CEO and President Michelle Hickox, EVP and CFO Exhibit 99.1

Safe Harbor Statement 2 From time to time, our comments and releases may contain ―forward-looking statements‖ within the meaning of the Private Securities Litigation Reform Act of 1995 (the ―Act‖). Forward-looking statements can be identified by words such as ―believes,‖ ―anticipates,‖ ―expects,‖ ―forecast,‖ ―guidance,‖ ―intends,‖ ―targeted,‖ ―continue,‖ ―remain,‖ ―should,‖ ―may,‖ ―plans,‖ ―estimates,‖ ―will,‖ ―will continue,‖ ―will remain,‖ variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Independent Bank Group or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Independent Bank Group’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Independent Bank Group’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system, whether through changes in the discount rate or money supply or otherwise; (4) changes in the level of non-performing assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, deflation, changes in market interest rates, developments in the securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, bank holding companies, and other financial service providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings; and (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K filed on March 8, 2017 and Quarterly Report on Form 10-Q for March 31, 2017, which was filed on April 27, 2017, under the heading ―Risk Factors‖, and other reports and statements filed by the Company with the SEC. Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Company Snapshot 3 Overview Branch Map as of April 1, 2017 Financial Highlights as of and for the Quarter Ended March 31, 2017 (3) • Headquartered in McKinney, Texas • 100+ years of operating history • 83 banking offices • Dallas-Fort Worth metropolitan area • Greater Austin area • Houston metropolitan area • Colorado Front Range area • Acquired six financial institutions, adding $4.9 billion in assets, since IPO in 2013, including Carlile Bancshares, which closed April 1, 2017 • Eigth largest bank by deposits headquartered in Texas (1) Non-GAAP financial measure. See Appendix for reconciliation. (2) Excludes income recognized on acquired loans of $123. (3) Excludes financial information for Carlile Bancshares which was acquired on April 1, 2017. Balance Sheet Highlights ($ in millions) Total Assets $ 6,023 Total Loans 4,703 Total Deposits 4,722 Equity 688 Asset Quality Nonperforming Asset Ratio 0.27 % Nonperforming Loans to Total Loans 0.28 Net Charge-off Ratio (annualized) 0.02 Capital Ratios Tier 1 Risk Based 8.63 % Total Risk Based 11.44 Tangible Common Equity to Tangible Assets 7.24 Profitability Net Income $ 15.7 Core Net Interest Margin (1) (2) 3.66 % Core Efficiency Ratio (1) 52.45 Return on average assets 1.08 Texas Colorado

First Quarter Key Highlights • Core (non-gaap) net income was $16.0 million, or $0.84 per diluted share, compared to $15.5 million, or $0.83 per diluted share, for fourth quarter 2016, representing an increase in linked quarter core net income of 3.2% • Solid organic loan growth of 11.5% annualized for the quarter • Positive increase in net interest margin to 3.67%, up from 3.59% for fourth quarter 2016 • Continued strong credit quality metrics • Return on average assets remained above 1% for the quarter, improving to 1.08% from 1.03% for fourth quarter 2016 4

First Quarter Selected Financial Data ($ in thousands except per share data) As of and for the Quarter Ended Balance Sheet Data March 31, 2017 December 31, 2016 March 31, 2016 Linked Quarter Change Annual Change Total assets $ 6,022,614 $ 5,852,801 $ 5,261,967 2.9% 14.5 % Loans held for investment (gross) 4,702,511 4,572,771 4,130,496 2.8 13.8 Total deposits 4,722,203 4,577,109 4,171,952 3.2 13.2 Total borrowings (excluding trust preferred securities) 568,115 568,045 444,745 — 27.7 Total capital 688,469 672,365 616,258 2.4 11.7 Earnings and Profitability Data Net interest income $ 47,867 $ 46,526 $ 45,660 2.9% 4.8 % Net interest margin 3.67% 3.59% 4.08% 2.2% (10.0)% Non-interest income $ 4,583 $ 5,224 $ 4,470 (12.3)% 2.5 % Non-interest expense 28,028 27,361 28,519 2.4% (1.7)% Net income 15,671 14,775 12,452 6.1% 25.9 % Basic EPS $ 0.83 $ 0.79 $ 0.67 5.1% 23.9 % Diluted EPS $ 0.82 $ 0.79 $ 0.67 3.8% 22.4 % Core net interest margin (1) (2) 3.66% 3.58% 3.96% 2.2% (7.6)% Core net income (1) $ 15,990 $ 15,541 $ 12,438 2.9% 28.6 % Core basic EPS (1) $ 0.85 $ 0.83 $ 0.67 2.4% 26.9 % Core diluted EPS (1) $ 0.84 $ 0.83 $ 0.67 1.2% 25.4% 5 (1) See Appendix for Non-GAAP reconciliation (2) Excludes income recognized on acquired loans of $123, $51 and $1,333, respectively.

6 Among Strongest Economies in USA • Texas ranks #2 for Fortune 500 companies with 51 companies headquartered in Texas (2016) • Forbes list Texas #4 as best state for business and #1 in economic climate (2016) • Second fastest economic growth and third fastest job growth over past five years • Headquarters to 109 of the1,000 largest public and private companies in the United States • Population - 27.9 million, 2nd largest State • 10.8% population growth since 2010 versus 4.7% for the Nation • Projected household income growth of 9.6% through 2021 versus 7.8% for the Nation • Texas unemployment rate of 4.9% which is comparable to United States at 4.7% • Home to six top universities and six professional sports teams • All four of Texas’ major metro areas were ranked in the top 10 on Forbes’ 2016 America’s Cities of the Future list. (Forbes, January 2016) (#1) Austin (#7) Dallas (#6) Houston (#8) San Antonio Source: SNL Financial, U.S. Census Bureau, Bureau of Labor Statistics, Dallas Office of Economic Development, Dallas Chamber of Commerce, Austin Chamber of Commerce, Greater Houston Partnership, Denver.org., Choose Colorado Texas Colorado • Forbes list Colorado #5 as best state for business and #2 in economic climate (2016) •Colorado is expected to have the second fastest job growth over the next five years per EMSI data. • There are 9 Fortune 500 companies headquartered in Colorado (2015) • Population - 5.5 million, 22nd largest State • 10.2% population growth since 2010 versus 4.7% for the Nation • Projected household income growth of 3.4% through 2021 versus 7.8% for the Nation • Colorado unemployment rate of 2.6% which is more favorable to United States at 4.7% • Home to six top universities and four professional sports teams • Colorado had the fifth largest net migration in the Nation (2014-2015) • Colorado consistently ranks among the top five states for business • High levels of education are a key factor in the booming growth of the area's economy and workforce. • Denver was ranked #4 in the top 10 on Forbes’ 2016 America’s Cities of the Future list. (Forbes, January 2016)

7 Market Highlights Source: SNL Financial, World Population Review (1) Based on deposit market share as of June 2016. IBTX operates in five of the top twenty The Best Places For Business And Careers (Forbes.com, 2016 Ranking) (#1) Denver (#10) Dallas (#11) Austin (#12) Colorado Springs (#18) Fort Collins Metropolitan Statistical Area IBTX Market Rank(1) # of IBTX Branches Total Population Dallas-Fort Worth-Arlington, TX 11 39 7,295,086 Houston-The Woodlands-Sugar Land, TX 24 11 6,866,117 Austin-Round Rock, TX 15 7 2,077,799 Sherman-Denison, TX 3 6 127,538 Waco, TX 11 2 267,011 Colorado Springs, CO 10 4 715,250 Greeley, CO 10 5 294,598 Denver-Aurora-Lakewood, CO 42 2 2,897,681 Fort Collins, CO 20 1 343,682 Sterling, CO 6 1 22,081 Boulder, CO 27 1 326,954 Non MSA Counties N/A 4 61,623 Total 83 21,295,420 Dallas/North Texas Region • The fourth largest MSA in the United States (2016) •26% of total state population •Ranked 2nd in U.S. MSA population growth (2014 to 2015) • 656 locally-headquartered companies with 1,000+ employees • Ranked 4th in Fortune 500 headquarters Austin/Central Texas Region • Austin is the 11th largest city in the United States •Fastest Growing MSA among top 50 MSAs in U.S. (2016) • Headquarters to several public high tech companies Houston Region • The fifth largest MSA in the United States (2016) •24% of total state population •Ranked 1st in U.S. MSA population growth (2014 to 2015) • Ranked 3rd in Fortune 500 headquarters Denver • 21st most populous city in the United States • Annual population growth of 1.9% per year since 2010 Colorado Spring • Ranked 4th in U.S. MSA population growth (2015) • The largest Military base in Colorado is located here Greeley • Annual population growth of 2.1% per year since 2010 Fort Collins • The 4th largest city in Colorado • Ranked 12th in U.S. MSA population growth (2014 to 2015)

IBTX Demonstrated Growth 8 Total Assets (1) See Appendix for non-GAAP Reconciliation Interest Income, Net Interest Income and NIM Earnings Per Share and Core Earnings Per Share Trends (1)

Select Metrics 9 Core Pre-Tax Pre-Provision Earnings Income (1) ($ in thousands) Note: Dollars in thousands. (1) (1) See Appendix for non-GAAP Reconciliation. Core Efficiency Ratio (1)

Deposit Mix and Pricing (1) (1) Average rate for total deposits 2017 YTD Average Rate for Interest-bearing deposits: 0.58% 9

Loan Portfolio Composition Loan Composition at 03/31/2017 CRE Loan Composition at 03/31/2017 Loans by Region at 03/31/2017 11

Energy Lending (in millions) 12 (in millions)

Historically Strong Credit Culture 13 NPLs / Loans Note: Financial data as of and for years ended December 31, and quarter ended December 31, 2016 for peer data and March 31, 2017 for IBTX. Interim chargeoff data annualized. Source: U.S. and Texas Commercial Bank numbers from SNL Financial. NCOs / Average Loans

Capital Total Capital and TCE/TA Ratios (1) (1) See Appendix for non-GAAP Reconciliation 14

Overview of Carlile Bancshares, Inc. • Headquartered in Fort Worth, TX • Founded in 2009 and achieved growth through six strategic acquisitions • Strong branch footprint in diverse, metropolitan markets including Dallas / Fort Worth, Austin, Denver and Colorado Springs • Attractive loan to deposit ratio and core deposit base – approximately 90% of total deposits • Diverse loan mix with a yield on loans of approximately 5.4% over the last twelve months Financial Summary(1) Balance Sheet Data Total Assets $ 2,206 Total Loans 1,459 Total Deposits 1,837 Loans to Deposits (%) 79.4 % Profitability Data Net Income $ 20.9 ROAA 0.92 % Net Interest Margin 4.14 Efficiency Ratio (%) 69.8 Asset Quality NPA / Assets 1.19 ALLL / Loans 1.09 Net chargeoffs / Avg Loans 0.02 (In Millions) Source: SNL Financial 1) Data as of and for the quarter ending December 31, 2016 15

Transaction Summary Aggregate Deal Value $434 million(1) Consideration to Common 100% stock to Carlile common shareholders Options Treatment – Value Cashed out – $17.5 million(2) Shares Issued to Common 8.8 million shares of IBTX stock(2) issued to Carlile shareholders Board Seats Representatives of Carlile Bancshares received three board seats Closing April 1, 2017 1) Based on a negotiated IBTX stock price of $47.40 per share 2) Based on stock price of $62.70 per share 16

Pro Forma at Close - IBTX and Carlile Pro Forma Balance Sheet Highlights: Pro Forma Capital Ratios: Total assets $8.4 billion Leverage ratio 8.22% Total loans 6.1 billion Tier 1 common ratio 8.95 Total deposits 6.6 billion Tier 1 risk based capital ratio 9.40 Total equity 1.2 billion Total risk based capital ratio 11.54 Total intangibles 651 million Tangible common equity ratio 7.52 17

Summary 18  A Leading Texas Community Bank Franchise Focused in Major Metropolitan Markets (Dallas, Austin, Houston)  Entry into Ft. Worth market and Colorado with Carlile acquisition  Significant Inside Ownership (42%) Aligned with Shareholders  Demonstrated Organic Growth  Completed Six Acquisitions Since the IPO  Increased Profitability and Improving Efficiency  Strong Credit Culture and Excellent Credit Quality

Experienced Management Team 19 Name / Title Background David R. Brooks Chairman of the Board, CEO & President, Director · 38 years in the financial services industry; 30 years at Independent Bank · Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director · 34 years in the financial services industry; 28 years at Independent Bank · Active in community banking since the late 1980s Brian E. Hobart Vice Chairman, Chief Lending Officer · 24 years in the financial services industry; 13 years at Independent Bank · Since 2009 has functioned as Chief Lending Officer of the Company Michelle S. Hickox EVP, Chief Financial Officer · 27 years in the financial services industry; 5 years at Independent Bank · Previously a Financial Services Audit Partner at RSM US LLP James C. White EVP, Chief Operations Officer · Over 30 years in the financial services industry · Previously served as EVP/COO of Texas Capital Bank

Appendix 20

For the Year Ended December 31, For the Quarter Ended March 31, ($ in thousands except per share data) 2013 2014 2015 2016 2016 2017 Net Interest Income - Reported (a) 74,933 124,145 154,098 183,806 45,660 47,867 Write-off of debt origination warrants 223 — — — — — Income recognized on acquired loans (1,399) (1,960) (1,272) (1,765) (1,333) (123) Adjusted Net Interest Income (b) 73,757 122,185 152,826 182,041 44,327 47,744 Provision Expense - Reported (c) 3,822 5,359 9,231 9,440 2,997 2,023 Noninterest Income - Reported (d) 11,021 13,624 16,128 19,555 4,470 4,583 Gain on sale of loans — (1,078) (116) — — — Loss on sale of branch — — — 43 — — Gain on Sale of OREO/repossessed assets (1,507) (71) (290) (62) (48) — Gain on sale of securities — (362) (134) (4) — — Loss (gain) on Sale of PP&E 18 22 358 (32) (38) (5) Adjusted Noninterest Income (e) 9,532 12,135 15,946 19,500 4,384 4,578 Noninterest Expense - Reported (f) 57,671 88,512 103,198 113,790 28,519 28,028 Senior leadership restructuring — — — (2,575) — — Adriatica expenses (806) (23) — — — — OREO Impairment (642) (22) (35) (106) (55) — FDIC refund 504 — — — — — IPO related stock grant and bonus expense (948) (630) (624) (543) (156) (125) Registration statements — (619) — — — — Core system conversion — (265) — — — — Acquisition Expense (1,956) (9,237) (3,954) (3,121) (1,187) (459) Adjusted Noninterest Expense (g) 53,823 77,716 98,585 107,445 27,121 27,444 Pre-Tax Pre-Provision Earnings (a) + (d) - (f) $ 28,283 $ 49,257 $ 67,028 $ 89,571 $ 21,611 $ 24,422 Core Pre-Tax Pre-Provision Earnings (b) + (e) - (g) $ 29,466 $ 56,604 $ 70,187 $ 94,096 $ 21,590 $ 24,878 Core net income (1) (b) - (c) + (e) - (g)= (h) 17,232 34,427 41,056 56,563 12,438 15,990 Reported Efficiency Ratio (f) / (a + d) 67.10% 64.25% 60.62% 55.95% 56.89% 53.44 % Core Efficiency Ratio (g) / (b + e) 64.62% 57.86% 58.41% 53.31% 55.68% 52.45 % Average shares for basic EPS (i) 11,143,726 15,458,666 17,321,513 18,501,663 18,444,284 18,908,679 Core basic EPS (h) / (i) $ 1.55 $ 2.23 $ 2.37 $ 3.06 $ 0.67 $ 0.85 Reconciliation of Core Income, Core Efficiency Ratio and Core EPS (1) Assumes actual effective tax rate of 32.8%, 32.8%, 32.6% and 33.2% for the years ended December 31, 2013, 2014, 2015 and 2016, respectively, and 33.1% and 30.0%, for the quarters ended March 31, 2016 and, 2017, respectively. 21 Supplemental Information - Non-GAAP Financial Measures (unaudited)

Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Tangible Common Equity to Tangible Assets APPENDIX 22 Tangible Common Equity To Tangible Assets 3/31/17 12/31/16 12/31/2015 12/31/14 12/31/13 ($ in thousands) Tangible Common Equity Total common stockholders' equity $ 688,469 $ 672,365 $ 603,371 $ 516,913 $ 233,772 Adjustments: Goodwill (258,319) (258,319) (258,643) (229,457) (34,704) Core deposit intangibles, net (13,685) (14,177) (16,357) (12,455) (3,148) Tangible Common Equity $ 416,465 $ 399,869 $ 328,371 $ 275,001 $ 195,920 Tangible Assets Total Assets $ 6,022,614 $ 5,852,801 $ 5,055,000 $ 4,132,639 $ 2,163,984 Adjustments: Goodwill (258,319) (258,319) (258,643) (229,457) (34,704) Core deposit intangibles (13,685) (14,177) (16,357) (12,455) (3,148) Tangible Assets $ 5,750,610 $ 5,580,305 $ 4,780,000 $ 3,890,727 $ 2,126,132 Common shares outstanding 18,870,312 18,399,194 Tangible Common Equity To Tangible Assets 7.24% 7.17% 6.87% 7.07% 9.21%

Contact Information 23 Corporate Headquarters Analysts/Investors: Independent Bank Group, Inc. Michelle Hickox 1600 Redbud Blvd Executive Vice President and Chief Financial Officer Suite 400 (972) 562-9004 McKinney, TX 75069 mhickox@ibtx.com Media: 972-562-9004 Telephone Peggy Smolen 972-562-7734 Fax Marketing & Communications Director www.ibtx.com (972) 562-9004 psmolen@ibtx.com